UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 15, 2005
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                  THE NATIONAL BANK OF INDIANAPOLIS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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           Indiana                     000-21671               35-1887991
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                     Identification No.)
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                    107 North Pennsylvania Street, Suite 700
                           Indianapolis, Indiana 46204
          (Address of Principal Executive Offices, including Zip Code)

                                 (317) 261-9000
              (Registrant's Telephone Number, Including Area Code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers.

         (d) On September 15, 2005, the Board of Directors (the "Board") of The National Bank of Indianapolis Corporation (the "Corporation") elected John T. Thompson as a director of the Corporation. There is no arrangement or understanding between Mr. Thompson and any person pursuant to which he was selected as a director. Mr. Thompson has not been named to any committees of the Board at this time. There are no current or proposed transactions between the Corporation and Mr. Thompson or his immediate family members requiring disclosure under Regulation S-K Item 404(a).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  September 20, 2005

                                               THE NATIONAL BANK OF
                                               INDIANAPOLIS CORPORATION

                                               By: /s/ Debra L. Ross
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                                                   Debra L. Ross
                                                   Chief Financial Officer